Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2006 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.

Signature

/s/ Steven A. Kandarian	Director

Steven A. Kandarian
Name (Typed or printed)

Date February 19, 2007

REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2006 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.

Signature

/s/ Georgette A. Piligian	Director

Georgette A. Piligian
Name (Typed or printed)

Date February 19, 2007

REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2006 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.

Signature

/s/ Stuart I. Greenbaum	Director

Stuart I. Greenbaum
Name (Typed or printed)

Date February 19, 2007

REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2006 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.

Signature

/s/ Joseph A. Reali	Director

Joseph A. Reali
Name (Typed or printed)

Date February 19, 2007

REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2006 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.

Signature

/s/ William J. Bartlett	Director

William J. Bartlett
Name (Typed or printed)

Date February 19, 2007

REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2006 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.

Signature

/s/ Alan C. Henderson	Director

Alan C. Henderson
Name (Typed or printed)

Date February 19, 2007

REINSURANCE GROUP OF AMERICA, INCORPORATED
POWER OF ATTORNEY
I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay, James E. Sherman, and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2006 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.
Witness my hand on the date set forth below.

Signature

/s/ J. Cliff Eason	Director

J. Cliff Eason
Name (Typed or printed)

Date February 19, 2007